Cavalry Fund I LP
61 Kinderkamack Road
Woodcliff Lake, NJ 07677
December 31, 2018

<u>VIA EMAIL:</u> paul@parallaxcare.com

Parallax Health Sciences, Inc.
1327 Ocean Avenue, Suite B
Santa Monica CA 90401
Attention: Paul R. Arena

Re: <u>Amendment to Promissory Note</u>

Dear Mr. Arena:

This letter agreement (this "Agreement") by and between Parallax Health Science, Inc. (the "Company") and Cavalry Fund I LP ("Cavalry") acknowledges that effective November 14, 2018, the parties hereto agree to amend the terms of that certain convertible promissory note (the "Note") issued by the Company to Cavalry on June 14, 2018 (the "Issuance Date") in the initial principal amount of $250,000.00 (the "Principal"). Pursuant to the terms of the Note and the agreements thereto, the Note is currently in default. The parties hereto agree to extend the Maturity Date of the Note to February 28, 2019 (the "Amended Maturity Date") in exchange for the Company agreeing to increase the principal amount of the Note to $322,411.86 (the "Amended Principal"). Interest from the Issuance Date until the date of this Agreement shall be calculated based on the Principal and interest from the date of this Agreement until the amended Maturity Date shall be calculated based on the Amended Principal.

The parties hereto agree that the issuance of a Debenture (the "Amended Debenture"), issued pursuant to the terms of this Agreement, shall constitute an exchange of securities pursuant to pursuant to Section 3(a)(9) of the Securities Act of 1933 and $250,000.00 of the Amended Principal and interest accrued monthly shall tack back to the Issuance Date for purposes of Rule 144 thereunder.

In all other respects the parties hereto ratify and affirm the terms of the Amended Debenture. Any number of counterparts of this Agreement may be signed and delivered, each of which shall be considered an original and all of which, together, shall constitute one and the same instrument. Any terms not defined in this Agreement shall have the same meaning as in the Amended Debenture.

Please execute below signifying your consent to this Agreement.

Sincerely yours,

Cavalry Fund I LP
By: Cavalry Fund I Management LLC
Its: General Partner

By: [redacted]
Name: Thomas P. Walsh
Title: Manager

We hereby agree to the foregoing:
PARALLAX HEALTH SCIENCES, INC.

By: [redacted]
Name: Paul R. Arena
Title: Chief Executive Officer

M:\10401\Private Placements\Parallax\Parallax Letter Agreement to amend note. - 11-27-18.docx/csb

DiamondRock, LLC
715 N. Kilkea Drive
Los Angeles, CA 90046
December 31, 2018

VIA EMAIL: paul@parallaxcare.com

Parallax Health Sciences, Inc.
1327 Ocean Avenue, Suite B
Santa Monica CA 90401
Attention: Paul R. Arena

Re: Amendment to Promissory Note

Dear Mr. Arena:

This letter agreement (this "Agreement") by and between Parallax Health Science, Inc. (the "Company") and DiamondRock, LLC ("DiamondRock") acknowledges that effective November 14, 2018, the parties hereto agree to amend the terms of those certain convertible promissory notes (the "Notes") issued by the Company to DiamondRock on May 1, 2018, May 29, 2018 and June 14, 2018 (the "Issuance Date") in the aggregate initial principal amount of $116,667.00 (the "Principal"). Pursuant to the terms of the Note and the agreements thereto, the Note is currently in default. The parties hereto agree to extend the Maturity Date of the Note to February 28, 2019 (the "Amended Maturity Date") in exchange for the Company agreeing to increase the principal amount of the Note to $150,194.92 (the "Amended Principal"). Interest from the Issuance Date until the date of this Agreement shall be calculated based on the Principal and interest from the date of this Agreement until the amended Maturity Date shall be calculated based on the Amended Principal.

The parties hereto agree that the issuance of a Debenture (the "Amended Debenture"), issued pursuant to the terms of this Agreement, shall constitute an exchange of securities pursuant to pursuant to Section 3(a)(9) of the Securities Act of 1933 and $116,667.00 of the Amended Principal and interest accrued monthly shall tack back to the Issuance Date for purposes of Rule 144 thereunder.

In all other respects the parties hereto ratify and affirm the terms of the Amended Debenture. Any number of counterparts of this Agreement may be signed and delivered, each of which shall be considered an original and all of which, together, shall constitute one and the same instrument. Any terms not defined in this Agreement shall have the same meaning as in the Amended Debenture.

Please execute below signifying your consent to this Agreement.

Sincerely yours,

DiamondRock, LLC
By: Neil Rock
Its: Chief Executive Officer

By: [redacted]
Name: Neil Rock
Title: ~~Chief Executive Officer~~ Member

We hereby agree to the foregoing:
PARALLAX HEALTH SCIENCES, INC.

By: [redacted]
Name: Paul R. Arena
Title: Chief Executive Officer

The Corbran, LLC
55 Lane Road, Suite 430
Fairfield, NJ 07004
December 31, 2018

VIA EMAIL: paul@parallaxcare.com

Parallax Health Sciences, Inc.
1327 Ocean Avenue, Suite B
Santa Monica CA 90401
Attention: Paul R. Arena

Re: Amendment to Promissory Note

Dear Mr. Arena:

This letter agreement (this "Agreement") by and between Parallax Health Science, Inc. (the "Company") and The Corbran, LLC ("TCL") acknowledges that effective November 14, 2018, the parties hereto agree to amend the terms of those certain convertible promissory notes (the "Notes") issued by the Company to TCL on April 24, 2018 and June 14, 2018 (the "Issuance Date") in the aggregate initial principal amount of $58,333.00 (the "Principal"). Pursuant to the terms of the Note and the agreements thereto, the Note is currently in default. The parties hereto agree to extend the Maturity Date of the Note by 120 days (the "Amended Maturity Date") in exchange for the Company agreeing to increase the principal amount of the Note to $73,985.56 (the "Amended Principal"). Interest from the Issuance Date until the date of this Agreement shall be calculated based on the Principal and interest from the date of this Agreement until the amended Maturity Date shall be calculated based on the Amended Principal.

The parties hereto agree that the issuance of a Debenture (the "Amended Debenture"), issued pursuant to the terms of this Agreement, shall constitute an exchange of securities pursuant to pursuant to Section 3(a)(9) of the Securities Act of 1933 and $58,333.00 of the Amended Principal and interest accrued monthly shall tack back to the Issuance Date for purposes of Rule 144 thereunder.

In all other respects the parties hereto ratify and affirm the terms of the Amended Debenture. Any number of counterparts of this Agreement may be signed and delivered, each of which shall be considered an original and all of which, together, shall constitute one and the same instrument. Any terms not defined in this Agreement shall have the same meaning as in the Amended Debenture.

Please execute below signifying your consent to this Agreement.

Sincerely yours,

The Corbran, LLC
By: Richard Rosenblum
Its: Chief Executive Officer

[redacted]

By: ______________________
Name: Richard Rosenblum
Title: Chief Executive Officer

We hereby agree to the foregoing:
PARALLAX HEALTH SCIENCES, INC.

[redacted]

By: ______________________
Name: Paul R. Arena
Title: Chief Executive Officer

Digital Power Lending, LLC
201 Shipyard Way, Suite E
Newport Beach, CA 92663
December 31, 2018

<u>VIA EMAIL:</u> paul@parallaxcare.com

Parallax Health Sciences, Inc.
1327 Ocean Avenue, Suite B
Santa Monica CA 90401
Attention: Paul R. Arena

Re: <u>Amendment to Promissory Note</u>

Dear Mr. Arena:

This letter agreement (this "Agreement") by and between Parallax Health Science, Inc. (the "Company") and Digital Power Lending, LLC ("DPL") acknowledges that effective November 14, 2018, the parties hereto agree to amend the terms of those certain convertible promissory notes (the "Notes") issued by the Company to DPL on April 24, 2018 and June 14, 2018 (the "Issuance Date") in the aggregate initial principal amount of $175,000.00 (the "Principal"). Pursuant to the terms of the Note and the agreements thereto, the Note is currently in default. The parties hereto agree to extend the Maturity Date of the Note to February 28, 2019 (the "Amended Maturity Date") in exchange for the Company agreeing to increase the principal amount of the Note to $221,640.96 (the "Amended Principal"). Interest from the Issuance Date until the date of this Agreement shall be calculated based on the Principal and interest from the date of this Agreement until the amended Maturity Date shall be calculated based on the Amended Principal.

The parties hereto agree that the issuance of a Debenture (the "Amended Debenture"), issued pursuant to the terms of this Agreement, shall constitute an exchange of securities pursuant to pursuant to Section 3(a)(9) of the Securities Act of 1933 and $175,000.00 of the Amended Principal and interest accrued montly shall tack back to the Issuance Date for purposes of Rule 144 thereunder.

In all other respects the parties hereto ratify and affirm the terms of the Amended Debenture. Any number of counterparts of this Agreement may be signed and delivered, each of which shall be considered an original and all of which, together, shall constitute one and the same instrument. Any terms not defined in this Agreement shall have the same meaning as in the Amended Debenture.

Please execute below signifying your consent to this Agreement.

Sincerely yours,

Digital Power Lending, LLC
By: William Corbett
Its: President

By: [redacted]
Name: William Corbett
Title: President

We hereby agree to the foregoing:
PARALLAX HEALTH SCIENCES, INC.

By: [redacted]
Name: Paul R. Arena
Title: Chief Executive Officer